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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT

                  REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 1998

                       UNION PACIFIC RESOURCES GROUP INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-13916

             Utah                                         13-2647483
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                        Identification No.)

                      801 Cherry Street, Fort Worth, Texas
                    (Address of principal executive offices)

                                      76102
                                   (Zip Code)

                                 (817) 877-6000
              (Registrant's telephone number, including area code)


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Item 4.    Changes in Registrant's Certifying Accountant

           On December 4, 1997, Union Pacific Resources Group Inc. (the "Company"), with the approval of the Audit Committee of the Company's Board of Directors, dismissed Deloitte & Touche LLP ("D&T") as its independent accountants, effective upon D&T's completion of its audit of the Company's financial statements for the fiscal year ended December 31, 1997 and filing on March 26, 1998 of the Annual Report on Form 10-K for the fiscal year ended December 31, 1997. The reports of D&T on the financial statements of the Company for the years ended December 31, 1997 and 1996 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. During such years and the date on which D&T was dismissed, there was no disagreement between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of such disagreement in connection with its report on the Company's financial statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 Exhibit No.           Exhibit

 16.1                  Letter regarding change in certifying accountant.




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                              Signatures

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           UNION PACIFIC RESOURCES GROUP INC.

                           By: /s/ Morris B. Smith
                           --------------------------
                           Name: Morris B. Smith
                           Title:  Vice President and Chief Financial Officer

Dated: March 27, 1998


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                                INDEX TO EXHIBITS

Exhibit
Number         Description

  16.1         Letter regarding change in certifying accountant.